================================================================================

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / / Preliminary Proxy Statement     / / Confidential for Use of the Com-
                                            mission Only (as permitted by
                                            Rule 14a-6(e)(2))

    /X/ Definitive Proxy Statement
    / / Definitive Additional Materials
    / / Soliciting Material Pursuant to Rule 14A-11(c) or Rule 14a-12

                            GROUP LONG DISTANCE, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/ No fee required.
    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

                           GROUP LONG DISTANCE, INC.
                    1451 WEST CYPRESS CREEK ROAD, SUITE 200
                           FORT LAUDERDALE, FL 33309


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 10, 1997


To the Holders of the Common Stock of GROUP LONG DISTANCE, INC:

     PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of Group Long Distance, Inc. (the 'Company') will be held at 11:00 a.m. (local time), on October 10, 1997, at the DoubleTree Guest Suites, 555 N.W. 62nd Street, Fort Lauderdale, Florida, for the following purposes:

          1. To elect two Class 1 Directors of the Company to serve until the annual meeting of shareholders in 2000 and until their respective successors are duly elected and qualified;

          2. To ratify the appointment of Grant Thornton LLP as the independent public accountants of the Company for the fiscal year ending April 30, 1998; and

          3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     Only holders of the Common Stock at the close of business on September 5, 1997 will be entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. THIS WILL INSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE PURPOSES OF CONDUCTING BUSINESS AT THE MEETING.

                                            By Order of the Board of Directors,

                                            /s/ Andrea A. Morey

                                            ANDREA A. MOREY,
                                            Secretary


                                            September 8, 1997

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
General Information........................................................................................      1
  Solicitation and Voting of Proxies; Revocation; Record Date..............................................      1
Matters Submitted to Shareholders..........................................................................      2
Election of Directors......................................................................................      2
  Nominees Standing for Election...........................................................................      2
  Recommendation...........................................................................................      3
Ratification of Selection of Independent Public Accountants................................................      3
  Recommendation...........................................................................................      4
Security Ownership of Certain
  Beneficial Owners and Management.........................................................................      4
Directors and Executive Officers of the Company............................................................      6
Meetings of the Board of Directors and its Committees......................................................      7
Director Compensation......................................................................................      7
Executive Compensation.....................................................................................      8
  Summary Compensation Table...............................................................................      8
  Employment Agreement.....................................................................................      8
  Option Grants for the Fiscal Year Ended April 30, 1997...................................................      9
  Aggregated Option Exercises in the Year Ended
     April 30, 1997 and Fiscal Year-End Option Values......................................................      9
Certain Relationships and Related Transactions.............................................................      9
Compliance with Section 16(a)
  of the Securities Exchange Act of 1934...................................................................     10
Shareholder Proposals......................................................................................     10
Other Business.............................................................................................     10

                                      (i)

                           GROUP LONG DISTANCE, INC.
                    1451 WEST CYPRESS CREEK ROAD, SUITE 200
                           FORT LAUDERDALE, FL 33309
                                 (954) 771-9696

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 10, 1997

                            ------------------------

     This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Group Long Distance, Inc., a Florida corporation (the 'Company') to be voted at its Annual Meeting of Shareholders which will be held at 11:00 a.m. (local time), on October 10, 1997 at the DoubleTree Guest Suites, 555 N.W. 62nd Street, Fort Lauderdale, Florida, and at any postponements or adjournments thereof (the 'Annual Meeting').

     At the Annual Meeting, the Company's shareholders will be asked (i) to elect Messrs. John L. Tomlinson and Peter J. Russo as Class 1 Directors of the Company to serve until the annual meeting of shareholders in 2000 and until their respective successors are duly elected and qualified, (ii) to ratify the appointment of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending April 30, 1998, and (iii) to take such other action as may properly come before the Annual Meeting or any adjournments thereof.

     This proxy statement and the accompanying form of proxy, together with the Company's 1997 Annual Report to Shareholders, are being mailed to shareholders on or about September 8, 1997.

                              GENERAL INFORMATION

SOLICITATION AND VOTING OF PROXIES; REVOCATION; RECORD DATE

     Shares represented by each properly executed and returned proxy card will be voted (unless earlier revoked) in accordance with the instructions indicated. If no instructions are indicated on the proxy card, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted 'FOR' the election of the nominees for director named below, 'FOR' the ratification of the Company's independent public accountants and by the proxies in their discretion on any other matters to come before the Annual Meeting.

     A shareholder may revoke a proxy at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Any written notice revoking the proxy should be sent to the attention of Andrea A. Morey, Secretary, Group Long Distance, Inc., 1451 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309, fax (954) 771-9910.

     Proxies may be solicited by mail, and may also be made by personal interview, telephone and facsimile transmission, and by directors, officers and employees of the Company (without special compensation). The expenses for the preparation of proxy materials and the solicitation of proxies for the Annual Meeting will be paid by the Company. The Company has retained Continental Stock Transfer and Trust Company to assist in the solicitation. In accordance with the regulations of the Securities and Exchange Commission, the Company will reimburse, upon request, banks, brokers and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of the Company's Common Stock. Expenses for the solicitation are estimated at approximately $2,500, plus other reasonable expenses.

     Only holders of record of the Company's Common Stock, no par value ('Common Stock'), at the close of business on September 5, 1997 (the 'Record Date') are entitled to notice of and to vote at the Annual Meeting. As of August 25, 1997, there were outstanding 3,462,354 shares of Common Stock. Each share is entitled to one vote. In order to conduct business at the Annual Meeting, a quorum must be present, that is a majority of the total number of Common Stock shares outstanding as of the Record Date must be represented, either in person or by proxy.


                       MATTERS SUBMITTED TO SHAREHOLDERS

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     Pursuant to the Company's initial Bylaws and its Amended and Restated Bylaws, the Board of Directors is divided into three classes, the terms of which expire successively over a three-year period. At each annual meeting of shareholders, successors to directors whose terms expire at that meeting shall be elected for three-year terms. The term of office for each class of director expires as follows: Class 1, at this Annual Meeting, Class 2, at the 1998 annual meeting of shareholders; and Class 3, at the 1999 annual meeting of shareholders.

NOMINEES STANDING FOR ELECTION

     The following nominees are standing for election to serve as Class 1 Directors until the annual meeting of shareholders in 2000 and until their respective successors are duly elected and qualified:

          John L. Tomlinson, 48, has been a Class 1 Director of the Company since November 1995. Mr. Tomlinson is a Certified Public Accountant and has been in private practice since 1990. Mr. Tomlinson also serves as a director of Gateway American Bank of Florida.

          Peter J. Russo, 40, has been Chief Financial Officer of the Company since December 1996. Mr. Russo was Executive Vice President of the State Bank of South Australia from February 1992 to June 1996, and Senior Vice President and Chief Financial Officer for its United States operations from May 1988 to January 1992.

     Proxies are solicited in favor of the two Class 1 Director nominees and it is intended that the proxies will be voted for the nominees unless otherwise specified. Should a nominee become unable to serve for any reason, unless the Board of Directors by resolution provides for a lesser number of directors, the persons named in the enclosed proxy will vote for the election of a substitute nominee. The Board of Directors has no reason to believe that the nominees will be unable to serve.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast by the holders of the Common Stock shares present and entitled to vote on this item at the Annual Meeting is required to elect the nominees. In determining whether this item has received the requisite number of affirmative votes, abstentions will not be counted and will have no effect on the result of the vote, although abstentions will count toward the presence of a quorum. Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instruction from the beneficial holders of such shares. Brokers holding shares in street name, who do not receive instruction, are entitled to vote on the election of directors, and such broker votes will count toward the presence of a quorum.

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
                             (ITEM 2 ON PROXY CARD)

     The Audit Committee has recommended to the Board of Directors of the Company the selection of Grant Thornton LLP ('Grant Thornton') as independent public accountants of the Company for the fiscal year ending April 30, 1998.

     A representative of Grant Thornton will be present at the meeting. The representative will be given the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

     On June 5, 1996, the Company dismissed Timothy M. Hohl Company P.A. ('Hohl') as the Company's independent public accountant. The dismissal of Hohl was approved by the Board of Directors. The Company believes, and has been advised by Hohl that it concurs in such belief, that during the fiscal year ended April 30, 1995, the Company and Hohl did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Hohl, would have caused it to make reference in connection with its reports on the Company's financial statements to the subject matter of the disagreement. No report of Hohl on the Company's financial statements contained an adverse opinion or a disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. On June 5, 1996, the Company engaged Grant Thornton as its independent public accountants. The consolidated financial statements of the Company for the years ended April 30, 1997 and 1996 were audited by Grant Thornton.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF GRANT THORNTON LLP TO BE THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING APRIL 30, 1998. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of the Common Stock shares present and entitled to vote on this item at the Annual Meeting is required to ratify the selection. In determining whether this item has received the requisite number of affirmative votes, abstentions will not be counted and will have no effect on the result of the vote, although they will count toward the presence of a quorum. Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instruction from the beneficial holders of such shares. Brokers holding shares in street name, who do not receive instruction, are entitled to vote on the ratification of the independent public accountants, and such broker votes will count toward the presence of a quorum.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, to the best of the Company's knowledge, with respect to each person (including any 'group' as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act')) known to the Company to be the beneficial owner (defined below) of more than 5% of the Company's Common Stock. The percentage of shares outstanding is based on the Company's Common Stock shares outstanding as of August 25, 1997.

                                                                                    NUMBER OF SHARES    PERCENTAGE OF
                                                                                      BENEFICIALLY      TOTAL VOTING
                         NAME AND ADDRESS OF SHAREHOLDER                                 OWNED             SHARES
---------------------------------------------------------------------------------   ----------------    -------------
Gerald M. Dunne, Sr.                                                                 303,020(1)          8.8%
  2502 S.W. Racquet Club Dr.
  Palm City, Florida 34990

------------------
(1) Gerald M. Dunne, Sr. is the father of the Gerald M. Dunne, Jr., the Chairman, Chief Executive Officer and President of the Company. Shares held by Mr. Dunne, Sr. were previously reported under the Gerald M. Dunne, Sr. Trust, which, to the best of the Company's knowledge, was terminated in March 1997.


     The following table sets forth information, to the best of the Company's knowledge, with respect to the Company's Common Stock, (i) the ownership of Common Stock by each current director and nominee, (ii) the ownership of Common Stock by the Chief Executive Officer, who is the only person named below in the 'Summary Compensation Table,' and (iii) the ownership of Common Stock by all current directors and executive officers of the Company as a group. Except as otherwise provided in the footnotes to the table, the beneficial owners (defined below) have sole voting and investment power as to all securities. The percentage of shares outstanding is based on the Company's Common Stock shares outstanding as of August 25, 1997.

                                                                                    NUMBER OF SHARES    PERCENTAGE OF
                                                                                      BENEFICIALLY      TOTAL VOTING
                                      NAME                                               OWNED             SHARES
---------------------------------------------------------------------------------   ----------------    -------------
Mr. Gerald M. Dunne, Jr.                                                                 354,182(1)           9.9%
  Chairman, Chief Executive Officer and President
Mr. Edward Harwood, Director                                                              84,668(2)           2.4%
Mr. C. Shelton James, Director                                                           111,178(2)           3.2%
Mr. Glenn S. Koach, Director                                                              50,966(2)           1.5%
Mr. Peter J. Russo, Director Nominee                                                      13,000(3)           0.4%
Mr. John L. Tomlinson, Director                                                           63,351(4)           1.8%
All directors and executive officers as a group (9 persons)                              748,723(5)          20.2%

------------------
(1) Includes currently exercisable options to purchase 125,000 shares of Common Stock at an exercise price of $5.0625 per share and expiring on January 23, 2002.

(2) Includes currently exercisable options to purchase 10,000 shares of Common Stock at an exercise price of $5.0625 per share and expiring on January 23, 2002.

(3) Includes currently exercisable options to purchase 9,000 shares of Common Stock at an exercise price of $5.0625 per share and expiring on January 23, 2002.

(4) Includes currently exercisable options to purchase 47,635 shares of Common Stock granted to Mr. Tomlinson and an unaffiliated third party exercisable at $3.15 per share and expiring on September 30, 1997.

(5) Includes an aggregate of currently exercisable options to purchase 240,385 shares of Common Stock, of which options to purchase 192,750 shares of Common Stock are issuable at an exercise price of $5.0625 per share and expire on January 23, 2002 and options to purchase 47,635 shares of Common Stock are issuable at an exercise price of $3.15 per share and expire on September 30, 1997.

     As used in the tables above "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed to have "beneficial ownership" of any security that such person has a right to acquire within 60 days of the date of this proxy statement. Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership of such person but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person. Unless otherwise noted, each person listed has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all such shares.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     Gerald M. Dunne, Jr., 34, has been President, Chief Executive Officer and Class 3 Director of the Company since February 1992 and Chairman since August 1997. From May 1989 to February 1992, Mr. Dunne was Senior Vice President and Vice President of Sales of the Company.

     Edward Harwood, 71, has been a Class 2 Director of the Company since September 1995. Mr. Harwood retired in 1989. For the 19 years prior to his retirement, Mr. Harwood held various executive positions with Gould Electronics Corporation, a computer manufacturing company.

     C. Shelton James, 57, has been a Class 2 Director of the Company since September 1995. Since May 1991, Mr. James has been Chairman and Chief Executive Officer of Elcotel, a publicly traded corporation and manufacturer of telecommunications equipment. Mr. James is also a director of several other public corporations, including the following computer-related companies: NAI Technologies, SK Technologies, Cyberguard Corporation and Concurrent Computer Systems, as well as Fundamental Management, an investment management company.

     Glenn S. Koach, 42, has been a Class 3 Director of the Company since September 1995. Since 1984, Mr. Koach has been a Principal and Investment Manager of Riverside Capital Advisors, an investment company based in South Florida. Mr. Koach has served as Chairman of the Board of Metro Airlines since 1994.

     John L. Tomlinson, 48, has been a Class 1 Director of the Company since November 1995. Mr. Tomlinson is a Certified Public Accountant and has been in private practice since 1990. Mr. Tomlinson also serves as a director of Gateway American Bank of Florida.

     Sam D. Hitner, 39, has been the Controller of the Company since August 1995. From November 1994 to August 1995, Mr. Hitner was employed with John L. Tomlinson C.P.A., P.A., as a tax consultant. From September 1992 to July 1994, Mr. Hitner was Controller of the sales and marketing division of South African Druggists, a publicly held pharmaceutical manufacturer and distributor.

     Peter J. Russo, 40, is a Class 1 Director nominee. He has been Chief Financial Officer of the Company since December 1996. Mr. Russo was Executive Vice President of the State Bank of South Australia from February 1992 to June 1996, and Senior Vice President and Chief Financial Officer for its United States operations from May 1988 to January 1992.

     Andrea A. Morey, 39, has been Vice President-Administration and Corporate Secretary of the Company since November 1994 and Secretary since April 1991, and has served as Director of Operations from April 1991 to November 1994 and as an account representative from 1989 to 1990.

     Michael A. Mueller, 40, has been Vice President of Marketing of the Company since February 1992, and served as Director of National Sales from August
1991 to February 1992.

             MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     During the year ended April 30, 1997, the Board of Directors met 7 times and acted by written consent in lieu of a meeting 5 times. All directors attended 75% or more of the aggregate number of meetings of the board and its committees on which they served.

     The following are the current members and functions of the standing committees of the Board of Directors:

     Audit Committee. The Audit Committee is authorized to engage the Corporation's independent public accountants and review with such public accountants (i) the scope and timing of their audit services and any other services they are asked to perform, (ii) their report on the Company's financial statements following completion of their audit and (iii) the Company's policies and procedures with respect to internal accounting and financial controls. The Audit Committee is composed of Messrs. James, Koach and Tomlinson. Mr. Tomlinson is the Chairman. During the fiscal year ending April 30, 1997, the Audit Committee met once.

     Compensation Committee. The Compensation Committee is authorized and empowered to approve appointments and promotions of executive officers of the Company and fix salaries for such officers; provided that all actions of the Compensation Committee must be ratified by the full Board of Directors within six months of the subject action. The Compensation Committee is composed of Messrs. James and Harwood. Mr. James is the Chairman. During the fiscal year ending April 30, 1997, the Compensation Committee met twice on an informal basis and acted by written consent in lieu of a meeting once during that period.

                             DIRECTOR COMPENSATION

     Effective May 1997, non-employee directors of the Company receive a single annual fee of $18,000 for all services rendered as a director. Such fee is payable in equal monthly installments. Prior to May 1997, directors of the Company were not compensated for their services as directors. All directors are reimbursed for reasonable expenses incurred in connection with their services rendered as directors.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation awarded or paid to, or earned by, the Company's Chief Executive Officer during the fiscal years ended April 30, 1995, 1996 and 1997. No other executive officer of the Company serving as an executive officer received a total salary and bonus of $100,000 for the fiscal year ended April 30, 1997. Accordingly, no information is reported for such persons.

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG TERM COMPENSATION
                                                                                               --------------------------
                                                             ANNUAL COMPENSATION                 AWARDS
                                                   ----------------------------------------    ----------      PAYOUTS
                                                                                  OTHER        SECURITIES    ------------
                                                                                  ANNUAL       UNDERLYING     ALL OTHER
                                         FISCAL                                COMPENSATION     OPTIONS      COMPENSATION
     NAME AND PRINCIPAL POSITION          YEAR     SALARY($)    BONUS($)           ($)(1)         (#)            ($)
--------------------------------------   ------    ---------    -----------    ------------    ----------    ------------
Gerald M. Dunne, Jr.                       1997    $ 122,000      $88,000        $ 19,897        250,000         $225(2)
  Chairman, Chief Executive                1997    $  93,000      $41,807        $ 40,830             --           --
  Officer and President                    1995    $  67,750           --        $ 23,313             --           --

------------------
(1) For Mr. Dunne, Jr.--Fiscal 1997 amount includes: car allowance of $11,905, medical expense coverage of $4,636 and commission income of $3,356. For Fiscal 1996 amount includes: commission income of $30,926, car allowance of $7,200 and medical expense of $2,704. For Fiscal 1995 amount includes: commission income of $18,813 and car allowance of $4,500.

(2) In April 1997, the Company commenced its 401(k) plan. The amount reported for Mr. Dunne, Jr. represents the Company's matching contribution for the three week period ending April 30, 1997.

EMPLOYMENT AGREEMENT

     In February 1997, the Company and Gerald M. Dunne, Jr. entered into a two-year employment agreement providing for his employment as the Company's President and Chief Executive Officer with an annual base salary of $130,000 for the first year, increasing to $150,000 for the second year. The agreement provides for a bonus based on certain earnings criteria. The agreement provides that in the event of termination: (i) without cause or by Mr. Dunne for cause, or by either party in connection with a change in control (as defined in the agreement) of the Company, Mr. Dunne will receive a lump sum severance pay equal to his then annual base salary and disability, accident and health insurance benefits substantially similar to those insurance benefits Mr. Dunne is receiving immediately before the termination for cause; (ii) as a result of the incapacity of Mr. Dunne, Mr. Dunne shall be entitled to continue to receive 60% of his salary for a two-year period from the date of termination; and (iii) as a result of the death of Mr. Dunne, his estate shall be entitled to any benefits accrued under the Company's death, disability or other benefit plan and shall be entitled to receive a lump sum payment equal to his then annual base salary. The agreement also includes a one-year noncompete covenant commencing on the date of termination.

     The following table provides certain information regarding the stock options granted during the year ended April 30, 1997 to the only executive officer named in the Summary Compensation Table:

             OPTION GRANTS FOR THE FISCAL YEAR ENDED APRIL 30, 1997

                                                           NUMBER OF           % OF TOTAL
                                                           SECURITIES        OPTIONS GRANTED    EXERCISE OF
                                                       UNDERLYING OPTIONS     TO EMPLOYEES      BASE PRICE     EXPIRATION
                        NAME                             GRANTED(#)(1)       IN FISCAL YEAR       $/SHARE         DATE
----------------------------------------------------   ------------------    ---------------    -----------    ----------
Gerald M. Dunne, Jr.                                        250,000               57.4%          $5.0625        1-23-02

------------------
(1) All options granted are exercisable for Common Stock at an exercise price equal to the fair market value on the date of grant. Options awarded to Mr. Dunne, Jr. are exercisable 50 percent beginning on the date of grant and 50 percent beginning on the first anniversary date of grant.

     The following table sets forth certain information for the only executive officer named in the Summary Compensation Table with respect to the exercise of options to purchase Common Stock during the fiscal year ended April 30, 1997 and the number and value of securities underlying unexercised options held by the executive officers as of April 30, 1997:

                 AGGREGATED OPTION EXERCISES IN THE YEAR ENDED
                APRIL 30, 1997 AND FISCAL YEAR-END OPTION VALUES

                                                                       NUMBER OF SECURITIES
                                                                      UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                            SHARES                         OPTIONS HELD             IN-THE-MONEY OPTIONS
                                          ACQUIRED ON     VALUE          AT APRIL 30, 1997            AT APRIL 30, 1997
                 NAME                     EXERCISE(#)    REALIZED    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
---------------------------------------   -----------    --------    -------------------------    -------------------------
Gerald M. Dunne, Jr.                          --            --            125,000/125,000                   $0/$0


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1991, the Company entered into a royalty agreement with Gerald M. Dunne, Sr., a principal shareholder who, as of August 25, 1997, held 8.8% of the outstanding Common Stock shares of the Company and is the father of Gerald M. Dunne, Jr., the Company's President and Chief Executive Officer. In consideration for certain sales and marketing activities to be conducted by Gerald M. Dunne, Sr. on behalf of the Company, the agreement provides for monthly royalty payments to be paid by the Company to him based on a percentage (.4% to 1%) of the Company's monthly net revenues. Royalties paid for the year ended April 30 1997 were approximately $111,800. The agreement terminated on March 24, 1997. In January 1992, in connection with such royalty agreement, Gerald M. Dunne, Sr. entered into Assignment of Royalty Agreements with Edward Harwood, C. Shelton James and Glenn Koach, who are directors of the Company, and one unaffiliated third-party, pursuant to which Mr. Dunne, Sr. assigned to each of those individuals all of his right, title and interest to 1.8% of the royalties in excess of $10,000 per month payable to Mr. Dunne, Sr. by the Company. No monies were paid to the assignees for the year ended April 30, 1997.

     In February 1996, Global Telecom Network ('GTN') agreed to pay the Company 50% of all profits derived from sales of prepaid long distance calling cards by GTN to Target Stores. GTN is controlled by Mr. Dunne, Sr. In July 1996, GTN, a company controlled by Mr. Dunne, Sr. converted accounts payable to the Company for long distance services into a promissory note in the principal amount of $182,050 bearing interest at a rate of 15% per annum. The outstanding principal amount of and accrued interest on the note is payable monthly and matures on November 15, 1997. Gerald M. Dunne, Sr. has pledged 50,000 shares of the Company's Common Stock owned by him to secure repayment of such promissory note.

     In September 1995, the Company issued a promissory note to John L. Tomlinson, a director of the Company, and Phillip C. Cezeaux, an unaffiliated third-party, in the aggregate principal amount of $ 100,000. The interest rate on the promissory note adjusts semi-annually based on the prime rate plus 2% and principal and interest is payable in equal monthly installments of $2,600 until September 1999. At April 30, 1997, approximately $66,968 was outstanding under such note. As an inducement for the loan, the Company issued options in September 1995 to Messrs. Tomlinson and Cezeaux to purchase 47,635 shares of Common Stock at a price of $3.15 per share. These options expire on September 30, 1997.

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 percent of any registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the 'SEC') and the Nasdaq Stock Market and the Boston Stock Exchange reports of ownership of the Common Stock of the Company. Reporting persons are required by SEC regulation to furnish the Company with copies of all such reports that they file. To the best of the Company's knowledge, during the fiscal year ended April 30, 1997, the initial Form 3 reports of each of the Company's executive officers and directors, Mr. Gerald M. Dunne, Jr., Mr. Sam D. Hitner, Ms. Andrea A. Morey, Mr. Michael A. Mueller, Mr. Peter J. Russo, Mr. Edward Harwood, Mr. C. Shelton James, Mr. Glenn S. Koach and Mr. John L. Tomlinson, were not timely filed on March 23, 1997, but rather were filed on or about April 15, 1997.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company at the address appearing on the first page of this proxy statement by May 9, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

     The Board of Directors of the Company is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

                           GROUP LONG DISTANCE, INC.
                     PROXY SOLICITED BY THE BOARD DIRECTORS


     The undersigned, hereby appoints Peter J. Russo, Chief Financial Officer of Group Long Distance, Inc., a Florida corporation (the 'Company'), and Sam D. Hitner, Controller of the Company, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, no par value, of the Company that the undersigned is entitled to vote at the 1997 Annual Meeting of Shareholders of the Company, to be held on October 10, 1997, at 11:00 a.m. (local time), at the DoubleTree Guest Suites, 555 N.W. 62nd Street, Fort Lauderdale, Florida, and at any adjournments or postponements thereof, in accordance with the directions as follows respect to the following matters:

        ITEM 1.  Approve election of Class 1 Director Nominees:
                 John L. Tomlinson and Peter J. Russo



        ITEM 2. Ratify appointment of Grant Thornton LLP as the independent public accountants of the Company for the fiscal year ending April 30, 1998


        ITEM 3. Such other matters as may properly come before the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2: Please mark your votes as in this example /x/.


1. ELECTION OF CLASS 1 DIRECTORS:
  John L. Tomlinson  / / FOR         / / WITHHOLD AUTHORITY
  Peter J. Russo     / / FOR         / / WITHHOLD AUTHORITY


--------------------------------------------------------------------------------

2. To ratify the appointment of Grant Thornton LLP as the independent public accountants of the Company for the fiscal year ending April 30, 1998.


             / / FOR             / / AGAINST             / / ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

                                          This proxy will be voted as directed.
                                          Unless otherwise directed, this Proxy
                                          will be voted for Proposals 1 and 2.
                                          Dated: _________________________, 1997

                                          --------------------------------------
                                                  Shareholder sign here

                                          --------------------------------------
                                                   Co-owner sign here

                                          NOTE: Please sign exactly as the name
                                          appears on this card. When shares are
                                          held by joint tenants, both should
                                          sign. When signing as attorney,
                                          executor, administrator, trustee or
                                          guardian, please give full title as
                                          such. If a corporation, please sign in
                                          full corporate name by president or
                                          other authorized officer. If a
                                          partnership, please sign in
                                          partnership name by authorized person.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.